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                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-17127, Registration Statement File No. 33-80157 and Registration Statement File No. 33-80159.

                                        ARTHUR ANDERSEN LLP



Tulsa, Oklahoma
April 10, 1998